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                                                                  EXHIBIT 23.1










INDEPENDENT AUDITORS' CONSENT


ENSERCH Corporation:

We consent to the incorporation by reference in Registration
Statements No. 2-59259, No. 33-47911, No. 33-40589 and No. 2-77572
on Form S-8 and in Registration Statements No. 33-15623 and No.
33-52525 on Form S-3 of our reports dated February 7, 1994, appearing in this Annual Report on Form 10-K of ENSERCH Corporation for the year ended December 31, 1993.




DELOITTE & TOUCHE

Dallas, Texas
March 24, 1994